Exhibit 10.1

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of May 10, 2012 (“Effective Date”) is among Callon Petroleum Company, a Delaware corporation (the “Borrower”), the undersigned subsidiaries of the Borrower as guarantors (the “Guarantors”), the Lenders (as defined below), and Regions Bank, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrower is party to that certain Fourth Amended and Restated Credit Agreement dated as of June 20, 2012 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and Regions Bank as the Administrative Agent and issuing lender, as heretofore amended (as so amended, the “Credit Agreement”).

B. The Borrower intends to issue preferred Equity Interests (as defined in the Credit Agreement) and has requested that the Lenders increase the quarterly limitation on Senior Unsecured Debt and Preferred Equity Charges (as defined in the Credit Agreement) under Section 6.04(c) (Merger or Consolidation; Asset Sales; Issuance of Securities) and Section 6.05 (Restricted Payments) of the Credit Agreement from $4,000,000 to $5,500,000.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Unless otherwise specifically defined herein, each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Amendments to Credit Agreement.

(a) Section 6.04(c) (Merger or Consolidation; Asset Sales; Issuance of Securities) of the Credit Agreement is hereby amended by replacing the reference to “…$4,000,000 …” found therein with a reference to “…$5,500,000….”

(b) Section 6.05 (Restricted Payments) of the Credit Agreement is hereby amended by replacing the reference to “…$4,000,000 …” found therein with a reference to “…$5,500,000...”; provided that, such amendment set forth in this clause (b) shall only be made effective if the Borrower issues new preferred Equity Interests after the date of this Agreement resulting in net cash proceeds to the Borrower of at least $30,000,000.

Section 4. Credit Parties Representations and Warranties. Each Guarantor and the Borrower (each a “Credit Party”) represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company, limited partnership, or corporate power and authority of such Credit Party and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations (as such Obligations may be increased as a result of the transactions contemplated hereby).

Section 5. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the receipt by the Administrative Agent of multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

Section 6. Acknowledgments and Agreements.

(a) The Borrower acknowledges that on the date hereof all outstanding Obligations under the Credit Agreement are payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b) The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby. Except as expressly set forth herein, this Agreement shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c) The Borrower, each Guarantor, the Administrative Agent, the Issuing Lender and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the other Loan Documents are not impaired in any respect by this Agreement.

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(d) From and after the Effective Date, all references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 7. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guarantee and Collateral Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile or PDF electronic mail signature, and all such signatures shall be effective as originals.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	/s/ CALLON PETROLEUM COMPANY

GUARANTOR:	/s/ CALLON PETROLEUM OPERATING COMPANY

Signature Page to

Amendment No. 2 to Fourth Amended and Restated Credit Agreement

(Callon Petroleum Company)

ADMINISTRATIVE AGENT/LENDER:

/s/ REGIONS BANK, as the Administrative Agent, the Issuing Lender,
Lender

Signature Page to

Amendment No. 2 to Fourth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	/s/ CITIBANK, N.A.

Signature Page to

Amendment No. 2 to Fourth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	/s/ IBERIABANK

Signature Page to

Amendment No. 2 to Fourth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	/s/ WHITNEY BANK

Signature Page to

Amendment No. 2 to Fourth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	/s/ ONEWEST BANK, FSB

Signature Page to

Amendment No. 2 to Fourth Amended and Restated Credit Agreement

(Callon Petroleum Company)